SUPPLEMENT DATED OCTOBER 26, 2005

TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements certain disclosure in each of the Statements of Additional Information for the Funds listed below:

Legal Matters

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against Citigroup Global Markets Inc. and Smith Barney Fund Management LLC (“SBFM,” collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in the prospectus. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this supplement, Citigroup Asset Management believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

CitiFunds Premium Trust	December 31, 2004
Citi Premium Liquid Reserves
Citi Premium US Treasury Reserves

CitiFunds Institutional Trust	December 31, 2004
Citi Institutional Liquid Reserves
Citi Institutional Cash Reserves
Citi Institutional US Treasury Reserves
Citi Institutional Tax Free Reserves
Citi Institutional Enhanced Income Fund	March 1, 2005

CitiFunds Trust III	December 31, 2004
Citi Cash Reserves
Citi US Treasury Reserves
Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves, Class N Shares
Citi New York Tax Free Reserves
Citi Tax Free Reserves

CitiFunds Trust I	December 31, 2004
Citi Institutional Money Reserves

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